                                                                   EXHIBIT 10.25



                                PROMISSORY NOTE


     For value received, I, we or all of us hereby promise to pay to the order of WALKER RESOURCES, INC., P. O. Box 8430, Metairie, La 70003, the sum of ONE MILLION TWO HUNDRED FIFTY THOUSAND AND 00/100 ($1,250,000.00) DOLLARS, with interest thereon payable at the rate of Eight and 00/100 (8.0%) per cent, to be paid as follows:

     Eighty-four (84) equal, consecutive monthly installments, each in the amount of Nineteen Thousand Four Hundred Eighty-two and 77/100 ($19,482.77) Dollars. The first installment is due on the 1st day of December, 1993 with subsequent installments on the 1st day of each month thereafter until paid.

     Failure to pay any installment promptly when due shall, at the option of the holder, immediately mature the entire unpaid balance, with interest thereon from maturity until paid.

     In the event it becomes necessary to place this note in the hands of an attorney at law for collection, an attorney fee of ten (10%) per cent of the unpaid debt and costs shall be due and payable.

     In the event of the death, insolvency, act of bankruptcy or any bankruptcy proceedings by or against the maker, endorser or surety of this note in any capacity, this note shall immediately mature and become due and exigible at the option of the holder hereof, without notice or demand.

     The maker, endorsers and sureties hereon severally waive presentment for payment, demand, protest, notice of protest, notice of nonpayment and all pleas of division or discussion, and consent to any and all extensions of payment. The obligation of all, whether maker or endorser, is in solido, as original promisors.

     Maker hereby confesses judgment in favor of holder.

     The property described and listed below, and any property that may be substituted therefor or added thereto, or any and all other property that may now or at any time hereafter be given or left in the possession of Holder for any purpose by the maker of makers hereof, or any of them, or any property belonging to any maker hereof that may come or be in possession of Holder or that may be in transit to or from Holder for any purpose, are hereby pledged and delivered to Holder to secure the payment of this note, and of any note given in extension or renewal hereof, as well as for the payment of any other obligation or liability, direct or contingent, of any of the makers hereof to said Holder whether due or to become due, and whether now existing or hereafter arising, with loan finance charge, attorney fees, and costs. All parties hereto severally consent and agree that the property hereby pledged may be exchanged or surrendered from time to time without notice to, or sent from any party hereto, and without in any manner releasing or altering the obligations hereof.

                                             BARBE'S DAIRY, INC.

                                        BY:  /s/ VICTOR J. BARBE
                                            ---------------------------------
                                            VICTOR J. BARBE, President

                A M O R T I Z A T I O N   S C H E D U L E                 PAGE 1
================================================================================

------ PREPARED FOR -----------        ------------- PREPARED BY ---------------
BARBE'S DAIRY, INC.                    CONNICK, LENTINI, MOULEDOUX,
                                       WIMBERLY & deLAUP
------ NAME/LOAN # ------------        833 FOURTH STREET
                                       GRETNA, LOUISIANA
================================================================================
PRINCIPAL amount of loan: $ 1,250,000.00       NUMBER OF PAYMENTS:            84
INTEREST (simple annual rate):   8.00000%      PAYMENT AMOUNT:        $ 19482.77
********************************************************************************


      DUE        INTEREST       INTEREST        INTEREST       PRINCIPAL         LOAN            DATE
      DATE      THIS YEAR        TO DATE         PAYMENT        PAYMENT         BALANCE          PAID
   12/01/93       8333.33         8333.33        8333.33       11149.44       1238850.56
   01/01/94                      16592.33        8259.00       11223.77       1227626.79
   02/01/94                      24776.51        8184.18       11298.59       1216328.20
   03/01/94                      32885.36        8108.85       11373.92       1204954.28
   04/01/94                      40918.39        8033.03       11449.74       1193504.54
   05/01/94                      48875.09        7956.70       11526.07       1181978.47
   06/01/94                      56754.95        7879.86       11602.91       1170375.56
   07/01/94                      64557.45        7802.50       11680.27       1158695.29
   08/01/94                      72282.09        7724.64       11758.13       1146937.16
   09/01/94                      79928.34        7646.25       11836.52       1135100.64
   10/01/94                      87495.68        7567.34       11915.43       1123185.21
   11/01/94                      94983.58        7487.90       11994.87       1111190.34
   12/01/94      94058.19       102391.52        7407.94       12074.83       1099115.51
   01/01/95                     109718.96        7327.44       12155.33       1086960.18
   02/01/95                     116965.36        7246.40       12236.37       1074723.81
   03/01/95                     124130.19        7164.83       12317.94       1062405.87
   04/01/95                     131212.90        7082.71       12400.06       1050005.81
   05/01/95                     138212.94        7000.04       12482.73       1037523.08
   06/01/95                     145129.76        6916.82       12565.95       1024957.13
   07/01/95                     151962.81        6833.05       12649.72       1012307.41
   08/01/95                     158711.53        6748.72       12734.05        999573.36
   09/01/95                     165375.35        6663.82       12818.95        986754.41
   10/01/95                     171953.71        6578.36       12904.41        973850.00
   11/01/95                     178446.04        6492.33       12990.44        960859.56
   12/01/95      82460.25       184851.77        6405.73       13077.04        947782.52
   01/01/96                     191170.32        6318.55       13164.22        934618.30
   02/01/96                     197401.11        6230.79       13251.98        921366.32
   03/01/96                     203543.55        6142.44       13340.33        908025.99
   04/01/96                     209597.06        6053.51       13429.26        894596.73
   05/01/96                     215561.04        5963.98       13518.79        881077.94
   06/01/96                     221434.89        5873.85       13608.92        867469.02
   07/01/96                     227218.02        5783.13       13699.64        853769.38
   08/01/96                     232909.82        5691.80       13790.97        839978.41
   09/01/96                     238509.68        5599.86       13882.91        826095.50
   10/01/96                     244016.98        5507.30       13975.47        812120.03
   11/01/96                     249431.11        5414.13       14068.64        798051.39
   12/01/96      69899.68       254751.45        5320.34       14162.43        783888.96
   01/01/97                     259977.38        5225.93       14256.84        769632.12
   02/01/97                     265108.26        5130.88       14351.89        755280.23
   03/01/97                     270143.46        5035.20       14447.57        740832.66
   04/01/97                     275082.34        4938.88       14543.89        726288.77

   DUE       INTEREST       INTEREST       INTEREST     PRINCIPAL      LOAN        DATE
   DATE      THIS YR.       TO DATE        PAYMENT      PAYMENT        BALANCE     PAID

 5/1/97                   279924.27        4841.93     14640.84       711647.93
 6/1/97                   284668.59        4744.32     14738.45       696909.48
 7/1/97                   289314.65        4646.06     14836.71       682072.77
 8/1/97                   293861.80        4547.15     14935.62       667137.15
 9/1/97                   298309.38        4447.58     15035.19       652101.96
10/1/97                   302656.73        4347.35     15135.42       636966.54
11/1/97                   306903.17        4246.44     15236.33       621730.21
12/1/97    56296.59       311048.04        4144.87     15337.90       606392.31
 1/1/98                   315090.66        4042.62     15440.15       590952.16
 2/1/98                   319030.34        3939.68     15543.09       575409.07
 3/1/98                   322866.40        3836.06     15646.71       559762.36
 4/1/98                   326598.15        3731.75     15751.02       544011.34
 5/1/98                   330224.89        3626.74     15856.03       528155.31
 6/1/98                   333745.93        3521.04     15961.73       512193.58
 7/1/98                   337160.55        3414.62     16068.15       496125.43
 8/1/98                   340468.05        3307.50     16175.27       479950.16
 9/1/98                   343667.72        3199.67     16283.10       463667.06
10/1/98                   346758.83        3091.11     16391.66       447275.40
11/1/98                   349740.67        2981.84     16500.93       430774.47
12/1/98    41564.46       352612.50        2871.83     16610.94       414163.53
 1/1/99                   355373.59        2761.09     16721.68       397441.85
 2/1/99                   358023.20        2649.61     16833.16       380608.69
 3/1/99                   360560.59        2537.39     16945.38       363663.31
 4/1/99                   362985.01        2424.42     17058.35       346604.96
 5/1/99                   365295.71        2310.70     17172.07       329432.89
 6/1/99                   367491.93        2196.22     17286.55       312146.34
 7/1/99                   369572.91        2080.98     17401.79       294744.55
 8/1/99                   371537.87        1964.96     17517.81       277226.74
 9/1/99                   373386.05        1848.18     17634.59       259592.15
10/1/99                   375116.66        1730.61     17752.16       241839.99
11/1/99                   376728.93        1612.27     17870.50       223969.49
12/1/99    25609.56       378222.06        1493.13     17989.64       205979.85
 1/1/00                   379595.26        1373.20     18109.57       187870.28
 2/1/00                   380847.73        1252.47     18230.30       169639.98
 3/1/00                   381978.66        1130.93     18351.84       151288.14
 4/1/00                   382987.25        1008.59     18474.18       132813.96
 5/1/00                   383872.68         885.43     18597.34       114216.62
 6/1/00                   384634.12         761.44     18721.33        95495.29
 7/1/00                   385270.76         636.64     18846.13        76649.16
 8/1/00                   385781.75         510.99     18971.78        57677.38
 9/1/00                   386166.27         384.52     19098.25        38579.13
10/1/00                   386423.46         257.19     19225.58        19353.55
11/1/00     8330.42       386552.48         129.02     19353.55             .00

                                        LAST PAYMENT   19482.57